UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2012

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  Walker & Dunlop, Inc. (the “Registrant”) hereby files this Amendment No. 1 (this “Amendment No. 1”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2012 (the “Original Form 8K”), solely to amend Items 1.01 and 9.01 therein as provided herein.  This Amendment No. 1 continues to speak as of the date of the Original Form 8-K, and, except as described herein, all other information in and exhibits to the Original Form 8-K remain unchanged.

Item 1.01.  Entry into a Material Definitive Agreement.

At the time of filing of the Original Form 8-K disclosing entering into material definitive agreements by the Registrant, an incorrect version of Exhibit 2.1 was inadvertently submitted with the filing.  The Registrant submits the correct Exhibit 2.1 herein, which entirely replaces Exhibit 2.1 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
2.1	Purchase Agreement, dated June 7, 2012, by and among Walker & Dunlop, Inc., Walker & Dunlop, LLC, CW Financial Services LLC and CWCapital LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.

Date: June 15, 2012	By:	/s/ Richard M. Lucas
		Name:	Richard M. Lucas
		Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase Agreement, dated June 7, 2012, by and among Walker & Dunlop, Inc., Walker & Dunlop, LLC, CW Financial Services LLC and CWCapital LLC